NET INCOME PER SHARE AND NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS (Tables)	12 Months Ended
Dec. 31, 2017
NET INCOME PER SHARE AND NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS
Schedule of the computation of the basic and diluted net income per share

	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2017
	RMB	RMB	RMB
Numerator:
Net income	275,339	1,116,398	1,371,783
Denominator:
Weighted average number of ordinary shares outstanding, basic	100,652,055	118,240,414	120,457,573
Plus incremental weighted average ordinary shares from assumed vesting of restricted share units using the treasury stock method	—	696,668	1,799,265
Weighted average number of ordinary shares outstanding, diluted	100,652,055	118,937,082	122,256,838

Basic income per share	2.7356	9.4418	11.3881
Diluted income per share (i)	2.7356	9.3865	11.2205

(i)	No RSUs were excluded from the computation of diluted earnings per common share for 2015, 2016 and 2017 because their effect were dilutive.